UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

CipherLoc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6836 Bee Caves Road

Building 1, Suite 279

Austin, TX 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 772-4245

N/A

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 relating to the Corrections (as defined in Item 5.03), is incorporated in this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with a routine review of CipherLoc Corporation’s (the “Company’s”, “we”, “us” and “our”), Articles of Incorporation and amendments thereto as filed with the Secretary of State of Texas, the Company became aware of several errors in the Company’s prior filings. Subsequently, on February 4, 2021, the Company’s Board of Directors, approved the filing of Certificate of Corrections to the Articles of Incorporation to correct:

(1)	The Articles of Amendment filed by the Company with the Secretary of State of Texas (the “Secretary of State”) on March 27, 1995, to clarify and correct that the amendment set forth in such original Articles of Amendment only amended the first paragraph of Article Six of the Company’s Articles of Incorporation (which sets forth the authorization of the Company’s common and preferred stock, and provides the Board of Directors of the Company the ability to designate ‘blank check’ preferred stock, with such rights, privileges and preferences as determined by the Board of Directors);

(2)	The Articles of Correction filed by the Company with the Secretary of State on September 9, 1996, to correct certain references to Article numbers in such correction and to clarify the amendment to Article Six in the original amendment corrected only amended the first paragraph of Article Six of the Company’s Articles of Incorporation;

(3)	The Articles of Amendment filed by the Company with the Secretary of State on February 28, 2001, to clarify and correct that the amendment set forth in such original Articles of Amendment only amended the first paragraph of Article Six of the Company’s Articles of Incorporation;

(4)	The Articles of Amendment filed by the Company with the Secretary of State on May 26, 2005, to clarify and correct that the amendment set forth in such original Articles of Amendment only amended the first paragraph of Article Six of the Company’s Articles of Incorporation;

(5)	The Certificate of Amendment filed by the Company with the Secretary of State on June 9, 2011, to clarify and correct that the amendment set forth in such original Articles of Amendment only amended the first paragraph of Article Six of the Company’s Articles of Incorporation and to confirm and correct the Company’s authorized shares of common stock and preferred stock and the par value thereof;

(6)	The Certificate of Amendment filed by the Company with the Secretary of State on June 13, 2013, to clarify and correct which language from the amendment was ‘added’ and which was ‘altered’ and to clarify and correct that the amendment set forth in such original Articles of Amendment only amended the first paragraph of Article Six of the Company’s Articles of Incorporation;

(7)	The Certificate of Amendment filed by the Company with the Secretary of State on August 27, 2014, to clarify and correct that the language from the amendment was ‘added’ to the Articles of Incorporation instead of ‘altering’ the original language in the Articles of Incorporation; and

(8)	The Certificate of Amendment filed by the Company with the Secretary of State on March 26, 2018, to clarify and correct that the language from the amendment only modified the terms of the Series A Preferred Stock of the Company and not any other provisions of the Articles of Incorporation.

The Certificate of Corrections (the “Corrections”) were filed with the Secretary of State of Texas on February 8, 2021, but due to delays with the Secretary of State of Texas, the Company did not receive confirmation of the filings until February 24, 2021. The Secretary of State of Texas sent back the Corrections dated February 8, 2021.

The Corrections have no effect on the Company’s prior disclosures with the Securities and Exchange Commission and/or its previously filed financial statements, but only correct errors in the prior filings. All prior Company disclosures and filings already take into account the Corrections and remain correct following the filing of the Corrections.

The foregoing descriptions of the Corrections do not purport to be complete and are qualified in their entirety by reference to the Corrections, copies of which are filed as Exhibits 3.1 through 3.8 to this Current Report on Form 8-K, respectively, and incorporated in this Item 5.03 by reference in their entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Articles of Amendment filed by the Company with the Secretary of State of Texas on March 27, 1995
3.2*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Articles of Correction filed by the Company with the Secretary of State on September 9, 1996
3.3*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Articles of Amendment filed by the Company with the Secretary of State on February 28, 2001
3.4*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Articles of Amendment filed by the Company with the Secretary of State on May 26, 2005
3.5*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Certificate of Amendment filed by the Company with the Secretary of State on June 9, 2011
3.6*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Certificate of Amendment filed by the Company with the Secretary of State on June 13, 2013
3.7*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Certificate of Amendment filed by the Company with the Secretary of State on August 27, 2014
3.8*	Certificate of Correction filed with the Secretary of State of Nevada on February 8, 2021, correcting the Certificate of Amendment filed by the Company with the Secretary of State on March 26, 2018

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2021

CIPHERLOC CORPORATION

By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer